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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8 K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): December 12, 2005


                         Centennial Communications Corp.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                0-19603                           06-1242753
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        (Commission File Number)       (IRS Employer Identification No.)


                                 3349 Route 138
                             Wall, New Jersey 07719
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          (Address of principal executive offices, including zip code)


                                 (732) 556-2200
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01       Other Events.
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On December 12, 2005, the Company announced that it intends to sell, subject to market and other conditions, approximately $550 million in aggregate principal amount of senior notes due 2012 in a private placement transaction pursuant to Rule 144A and Regulation S under the Securities Act of 1933. The Company intends to use the net proceeds from the offering, together with a portion of its available cash, to pay a special cash dividend to its common stockholders in the aggregate amount of approximately $577 million and repay approximately $39.5 million of borrowings under its senior secured credit facility. In connection with the senior notes offering, the Company is seeking an amendment to its senior secured credit facility to permit, among other things, the issuance of the senior notes and payment of the special cash dividend. Payment of the special cash dividend, including the amount and timing, is also subject to final approval by Centennial's board of directors.

Assuming consummation of the offering, it is expected that Centennial's board of directors will authorize and declare the dividend in late December 2005 with a payment date expected in early January 2006.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTENNIAL COMMUNICATIONS CORP.



Date:  December 12, 2005               By:      /s/ Tony L. Wolk
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                                          Tony L. Wolk
                                          Senior Vice President, General Counsel